SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                        EVERGREEN VARIABLE ANNUITY FUNDS


I.       Evergreen VA Equity Index Fund

         On Wednesday September 17, 2003, the Board of Trustees of the Evergreen Variable Annuity Trust approved the liquidation of Class 1 and Class 2 shares of Evergreen VA Equity Index Fund (the "Fund"). Shares of the Fund are no longer offered. On or about Tuesday December 23, 2003 the total assets of the Fund will be liquidated.



November 6, 2003                                                   568047 11/03